                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 26, 1998




                          CB RICHARD ELLIS SERVICES, INC.
        ----------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE               001-12231            52-1616016
          --------------         ----------------     ------------------
           (STATE OR OTHER      (COMMISSION FILE       (IRS EMPLOYER
           JURISDICTION OF      NUMBER)             IDENTIFICATION NO.)
           INCORPORATION)




        533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA              90071
    -------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



                   CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

     On May 26, 1998, CB Richard Ellis Services, Inc. (formerly known as CB Commercial Real Estate Services Group, Inc.) issued a press release announcing the completion of a $175 million debt financing and an increase in its revolving credit facility. The press release is filed as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  The following is furnished as an exhibit to this report:

          99 Press release dated May 26, 1998 issued by CB Richard Ellis Services, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CB RICHARD ELLIS SERVICES, INC.



Date: May 27, 1998            By:      /s/ Debra L. Morris
                                 ----------------------------------
                                       Debra L. Morris
                                       Chief Accounting Officer

                                      -3-
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBIT
------                   ----------------------

  99      Press release dated May 26, 1998 issued by CB Richard Ellis Services,
          Inc.

                                      -4-